UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2013
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(Exact name of registrant as specified in its charter)
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DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 14, 2013, Joseph C. Hete, the President and Chief Executive Officer, and Richard F. Corrado, the Chief Commercial Officer, of Air Transport Services Group, Inc. (“ATSG”), will be holding a series of one-on-one meetings with investors and analysts in Boston, Massachusetts. Similarly, Quint O. Turner, the Chief Financial Officer, and Russ Smethwick, the Director, Strategic Planning, will be holding a series of one-on-one meetings with investors and analysts in Baltimore, Maryland and Philadelphia, Pennsylvania, on May 15, 2013. During the meetings, management will be discussing the Company's financial results and accomplishments for 2012 and the first quarter of 2013, as well as the Company's unique business model and strategic focus, utilizing the presentation enclosed herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
99.1
Presentation to be given to investors by Joseph C. Hete, the President and Chief Executive Officer, and Richard F. Corrado, the Chief Commercial Officer, of Air Transport Services Group, Inc. ("ATSG"), in Boston, Massachusetts, on May 14, 2013, and also by Quint O. Turner, the Chief Financial Officer, and Russ Smethwick, the Director, Strategic Planning, of ATSG, in Baltimore, Maryland and Philadelphia, Pennsylvania on May 15, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Sr. Vice President
Corporate General Counsel & Secretary

Date:	May 14, 2013